BRNADES
INVESTMENT TRUST



ANNUAL
REPORT

For the year ended October 31, 2002






WORLDWIDE VALUE SPECIALIST



Dear Shareholder:

A variety of factors contributed to a difficult investment environment overseas for much of the year ended October 31, 2002. The Brandes Institutional International Equity Fund declined 12.23% during the period. At the same time, the Fund's holdings showed resilience relative to the MSCI EAFE Index, which fell 13.22%.

We begin this letter with a brief overview of the international equity market environment in the twelve-month period. Then we examine the country-, industry-, and stock-specific factors that affected the Fund's performance. Finally, we review our investment philosophy and the Fund's strategy going forward.


Market Overview

Limited investor confidence and evidence of economic sluggishness weighed on share prices in non-U.S. developed markets during the twelve-month period ended October 31, 2002. The prospect of U.S. military action in Iraq also may have affected performance.

Declines were widespread, with share prices tending to sink in virtually all of the nations that form the MSCI EAFE Index. The MSCI Japan Index, for example, shed 16.6% during the period. Similarly, the MSCI Europe Index, which includes the United Kingdom and the members of the European Union, declined 13.9%.

While stocks in developed markets generally declined during the period, returns were mixed for emerging markets equities. Stocks in emerging nations in Asia, for example, tended to perform strongly. Conversely, share prices in Latin America's markets declined amid political, currency, and economic concerns. Overall, the MSCI Emerging Markets Free (EMF) Index gained 8.4%.

Fallout from reports of accounting improprieties in the United States reached markets around the world. For example, amid eroding investor confidence in the United Kingdom, the British government announced plans for stricter rules for accountants and auditors who inspect company financial records.

Now, let's turn our attention to specifics regarding the Fund.


Fund Specifics

Declines for holdings in Japan weighed on the twelve-month period's returns. Hitachi (electronic equipment & instruments) and Mitsubishi Heavy Industries (industrial conglomerates), were among Japan-based positions registering declines.

Holdings in France, Spain, and Germany also tended to decline during the period. In contrast, positions in the United Kingdom generally registered gains. U.K.-based holdings posting advances included Corus Group (metals & mining) and Invensys (machinery).

From an industry perspective, declines for positions in diversified telecom services and diversified financials detracted from performance. Positions in these industries registering declines included Deutsche Telekom (Germany - diversified telecom services) and Zurich Financial Services (Switzerland - diversified financials). Holdings in communications equipment, such as Alcatel (France) and Nortel Networks (Canada), also tended to decline.

We took advantage of price weakness and purchased additional shares of select existing holdings at prices that we consider attractive. Positions we added to included Hitachi, Deutsche Telekom, and Alcatel, as well as Matsushita Electric Industrial (Japan - household durables), Telecom Italia (Italy - diversified telecom services), and Bayerische Hypo Vereinsbank (Germany - banking).

Over the twelve-month period, we sold positions such as Unilever (United Kingdom
- food products),  Michelin (France - auto  components),  and ENI (Italy - oil &
gas) as appreciation pushed their market prices toward our estimates of their fair values. We also sold or reduced exposure to certain holdings to pursue other, more compelling investment opportunities.

New purchases included information vendor Reuters Group (United Kingdom - commercial services & supplies) and Bermuda-registered Tyco International (industrial conglomerates), a diversified manufacturing and services firm with operations around the world. Other additions included Repsol YPF (Spain - oil & gas), Sankyo (Japan - pharmaceuticals), and Intesa Bci (Italy - banking).

As a result of stock-by-stock buying and selling activity during the period, the Fund's most substantial country weighting shifted from the United Kingdom to Japan. On an industry basis, the Fund's most substantial weighting remains in diversified telecom services.


Current Strategy

While we monitor short-term developments in international equity markets, our investment philosophy focuses on company-by-company analysis with a long-term perspective. In all market environments, we search for and hold fundamentally sound companies trading at discounts to our estimates of their fair values. We believe this strategy will provide patient investors with favorable results.

Overall, the strengths of new positions and existing portfolio holdings inspire optimism for long-term outperformance. Applied globally, our investment process continues to uncover promising opportunities among developed and emerging markets.


Holiday Greetings

At this special time of year, we extend our sincere wishes that you, your family, and friends enjoy peace, good health, and prosperity - now and always. We truly appreciate the relationship we share with you and pledge our continued commitment to earning your trust and respect for many years to come.

Sincerely yours,

/s/ Debra McGinty-Poteet
-------------------------------
Debra McGinty-Poteet President
Brandes Investment Trust


                BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND

                Value of $ 1,000,000 vs. Morgan Stanley Capital
           International EAFE(Europe, Australasia and Far East) Index

[GRAPH]


                             MSCI EAFE     Brandes Institutional
                                Index    International Equity Fund
Jan-97                      $ 1,000,000      $1,000,000
Apr-97                        $ 999,508      $1,062,390
Jul-97                      $ 1,141,429      $1,227,313
Oct-97                      $ 1,029,617      $1,165,658
Jan-98                      $ 1,075,025      $1,239,346
Apr-98                      $ 1,188,564      $1,411,524
Jul-98                      $ 1,203,832      $1,402,611
Oct-98                      $ 1,128,926      $1,317,408
Jan-99                      $ 1,229,938      $1,420,794
Apr-99                      $ 1,301,420      $1,666,099
Jul-99                      $ 1,320,645      $1,731,215
Oct-99                      $ 1,388,955      $1,768,213
Jan-00                      $ 1,466,692      $1,968,796
Apr-00                      $ 1,482,228      $2,052,275
Jul-00                      $ 1,439,583      $2,226,413
Oct-00                      $ 1,348,744      $2,171,925
Jan-01                      $ 1,344,654      $2,288,546
Apr-01                      $ 1,239,266      $2,216,302
Jul-01                      $ 1,124,566      $2,053,447
Oct-01                      $ 1,010,296      $2,216,302
Jan-02                        $ 997,802      $1,879,413
Apr-02                      $ 1,066,097      $2,050,387
Jul-02                        $ 934,348      $1,747,593
Oct-02                        $ 876,763      $1,624,909



PAST  PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS.  THE RETURNS SHOWN DO NOT
REFLECT  THE  DEDUCTION  OF  TAXES  THAT  A   SHAREHOLDER   WOULD  PAY  ON  FUND
DISTRIBUTIONS OR THE REDEPTION OF FUND SHARES.

The MSCI EAFE Index is an unmanaged index taht is a generally accepted benchmark for major overseas markets. The MSCI EAFE Index consists of securtieis listed on exchanges in European, Australasian and Far Eastern markets and includes dividends and distributions, but does not reflect fee, brokerage commissions, or other expenses of investing. The Index weightings represent ther relative capitalizations of the major overseas markets included in the index on a U.S. dollar adjusted basis.


                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND


SCHEDULE OF INVESTMENTS IN SECURITIES at October 31, 2002
--------------------------------------------------------------------------------
                                                        Shares     Value
--------------------------------------------------------------------------------
COMMON STOCKS: 98.0%
Bermuda: 2.6%
       Tyco International, Ltd.                        434,000   $    6,275,640
                                                                 ---------------

Brazil: 2.4%
       Banco Bradesco S.A. ADR                         113,904        1,514,923
       Centrais Electricas Brasileiras S.A. ADR        785,130        2,185,095
       Telecomunicacoes Brasileiras S.A. ADR           115,700        2,032,849
                                                                 ---------------
                                                                      5,732,867
                                                                 ---------------
Canada: 1.7%
       Nortel Networks Corp.                         3,285,519        4,041,188
                                                                 ---------------

China: 1.1%
       PetroChina Co., Ltd.                         13,724,000        2,569,133
                                                                 ---------------

France: 4.1%
       Alcatel S.A.                                    965,100        4,806,198
       Alstom                                          206,000        1,072,704
       AXA                                             118,000        1,757,103
       European Aeronautic Defense and Space Co.       195,200        2,152,509
                                                                 ---------------
                                                                      9,788,514
                                                                 ---------------
Germany: 5.2%
       BASF AG                                          77,000        2,860,758
       Bayerische Hypo Vereinsbank AG                  146,000        1,931,682
       Deutsche Telekom AG                             463,900        5,312,629
       E.ON AG                                          51,000        2,282,816
                                                                 ---------------
                                                                     12,387,885
                                                                 ---------------
Hong Kong/China: 0.9%
       Swire Pacific, Ltd. - Class A                   482,500        2,029,202
                                                                 ---------------

Italy: 4.2%
       IntesaBci SpA                                 2,050,000        3,473,930
       Telecom Italia SpA                              819,200        6,491,832
                                                                 ---------------
                                                                      9,965,762
                                                                 ---------------
Japan: 26.2%
       Daiichi Pharmaceutical Co., Ltd.                155,000        2,260,380
       Daiwa House Industry Co., Ltd.                  471,000        2,517,212
       Hitachi, Ltd.                                   848,800        3,312,357
       Japan Tobacco, Inc.                               1,050        6,732,250
       Komatsu, Ltd.                                 1,338,000        4,262,199
       Matsushita Electric Industrial Company, Ltd.    662,000        6,924,983
       Mitsubishi Heavy Industries, Ltd.               994,000        2,105,491
       Mitsubishi Tokyo Finance Group, Inc.                992        6,457,355
       Nippon Mitsubishi Oil Corp.                   1,074,000        4,138,678
       Nippon Telegraph & Telephone Corp.                1,399        5,117,528
       Ono Pharmaceutical Co.                          115,000        3,616,439
       Sankyo Co., Ltd.                                357,000        4,199,819
       Sumitomo Mitsui Banking Corp.                 1,357,000        5,605,088
       TDK Corp.                                       123,000        4,819,989
                                                                 ---------------
                                                                     62,069,768
                                                                 ---------------


                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND


SCHEDULE OF INVESTMENTS IN SECURITIES at October 31, 2002 (Continued)
--------------------------------------------------------------------------------
                                                          Shares        Value
--------------------------------------------------------------------------------
Mexico: 3.7%
       America Movil S.A. de CV                          198,840 $     2,672,410
       Telefonos de Mexico S.A. Class L, ADR             198,840       6,064,620
                                                                 ---------------
                                                                       8,737,030
                                                                 ---------------
Netherlands: 2.7%
       Akzo Nobel N.V.                                    59,000       1,760,601
       ING Groep N.V.                                    274,700       4,584,496
                                                                 ---------------
                                                                       6,345,097
                                                                 ---------------
New Zealand: 1.7%
       Telecom New Zealand, Ltd.                       1,602,011       3,946,169
                                                                 ---------------

Portugal: 1.6%
       Portugal Telecom S.A.                             641,217       3,864,871
                                                                 ---------------

Russia: 1.1%
       Lukoil ADR                                         40,400       2,638,799
                                                                 ---------------

Singapore: 7.1%
       DBS Group Holdings, Ltd.                          557,069       3,909,232
       Jardine Matheson Holdings, Ltd.                 1,339,354       8,103,092
       Oversea-Chinese Banking Corp., Ltd.               796,000       4,685,017
                                                                 ---------------
                                                                      16,697,341
                                                                 ---------------
South Africa: 1.7%
       SABMiller Plc                                     613,050       4,139,804
                                                                 ---------------

South Korea: 4.1%
       Korea Electric Power Corp. ADR                    553,200       4,652,412
       KT Corp. ADR                                      242,000       4,970,680
                                                                 ---------------
                                                                       9,623,092
                                                                 ---------------
Spain: 9.9%
       Banco Bilbao Vizcaya S.A.                         774,300       7,360,186
       Repsol S.A.                                       765,600       8,639,107
       Telefonica S.A.*                                  777,053       7,355,584
                                                                 ---------------
                                                                      23,354,877
                                                                 ---------------
Switzerland: 3.9%
       Swisscom AG                                         9,200       2,728,550
       Zurich Financial Services AG                       69,876       6,561,790
                                                                 ---------------
                                                                       9,290,340
                                                                 ---------------
United Kingdom: 10.9%
       BAE Systems Plc                                 1,267,000       3,688,744
       British Energy Plc                                536,192          87,828
       BT Group Plc                                      691,990       1,963,245
       Corus Group Plc*                                2,163,000       1,436,881
       Friends Provident Plc                           1,084,000       2,211,252
       HSBC Holdings Plc                                 234,200       2,552,452
       Invensys Plc                                    3,491,359       3,492,756
       Marks & Spencer Group Plc                         677,571       3,963,858
       Reuters Goup Plc                                  964,000       2,840,522
       Royal & Sun Alliance Insurance Group Plc        1,009,000       1,829,620
       Safeway Plc                                       536,000       1,860,027
                                                                 ---------------
                                                                      25,927,185
                                                                 ---------------


                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS IN SECURITIES at October 31, 2002 (Continued)
--------------------------------------------------------------------------------
                                                     Shares            Value
--------------------------------------------------------------------------------
Venezuela: 1.2%
   Cia Anonima Nacional Telefonos de Venezuela, ADR  236,675   $    2,804,599
                                                              ----------------

TOTAL COMMON STOCKS (cost $329,085,767)                           232,229,163
                                                              ----------------



SHORT-TERM INVESTMENTS: 2.7%                                 Principal Amount
--------------------------------------------------------------------------------

Investors Bank & Trust Co., Repurchase Agreement, 0.940%, dated 10/31/2002, due 11/01/2002, [collateralized by $6,121,492 SBA #505918, 5.625%,due 06/25/2016
(Market value $6,695,015) (proceeds $6,376,371)
(cost $6,376,205)] ................................ $ 6,376,205       6,376,205
                                                                 ---------------

TOTAL SHORT-TERM INVESTMENTS                                           6,376,205
                                                                 ---------------

TOTAL INVESTMENTS IN SECURITIES (cost $335,461,972):  100.7%         238,605,368
Liabilities in excess of Other Assets: (0.7)%                        (1,762,861)
                                                                 ---------------
NET ASSETS: 100.0%                                                $  236,842,507
                                                                 ===============

---------------------------------------------------
 * Non-income producing security.
     ADR - American Depositary Receipt



See accompanying Notes to Financial Statements.


                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND


SCHEDULE OF INVESTMENTS BY INDUSTRY at October 31, 2002
--------------------------------------------------------------------------------

Industry                                                         Percentage
--------                                                         ----------
Aerospace & Defense                                                     2.4%
Banks                                                                  17.8%
Beverages                                                               1.7%
Chemicals                                                               2.0%
Commercial Services & Supplies                                          1.2%
Communications Equipment                                                3.8%
Diversified Telecommunication Services                                 22.2%
Electric                                                                3.9%
Electrical Components & Equipment                                       3.4%
Food                                                                    0.8%
Holding Companies - Diversified                                         4.3%
Home Builders                                                           1.0%
Home Furnishings                                                        2.9%
Insurance                                                               5.2%
Iron/Steel                                                              0.6%
Machinery-Construction & Mining                                         1.8%
Machinery-Diversified                                                   0.5%
Miscellaneous Manufacturer                                              5.0%
Oil & Gas                                                               7.6%
Pharmaceuticals                                                         4.3%
Retail                                                                  1.7%
Tobacco                                                                 2.8%
Wireless Telecommunication Services                                     1.1%
                                                                -------------
TOTAL COMMON STOCK                                                     98.0%
SHORT-TERM INVESTMENTS                                                  2.7%
                                                                -------------

TOTAL INVESTMENTS IN SECURITIES                                       100.7%
Liabilities in excess of Other Assets                                   (0.7)%
                                                                -------------
NET ASSETS                                                            100.0%
                                                                =============

                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND


STATEMENT OF ASSETS AND LIABILITIES at October 31, 2002
----------------------------------------------------------------------------
ASSETS
Investments in securities, at cost                                 $         335,461,972
                                                                   ======================
Investments in securities, at value                                $         238,605,368
Collateral received for securities loaned, at value                           34,103,644
Receivables:
Fund shares sold                                                                  71,389
Dividends and interest                                                           906,788
Tax reclaim                                                                       88,177
Securities lending income                                                          4,010
Prepaid expenses and other assets                                                  6,273
                                                                   ----------------------
Total assets                                                                 273,785,649
                                                                   ----------------------
LIABILITIES
Payment upon return of securities loaned                                      34,103,644
Payables:
Fund shares redeemed                                                           2,600,014
Due to advisor                                                                   181,711
Accrued expenses                                                                  57,773
                                                                   ----------------------
Total liabilities                                                             36,943,142
                                                                   ----------------------
NET ASSETS                                                         $         236,842,507
                                                                   ----------------------
Net asset value, offering and redemption price per share
($236,842,507/19,018,955 shares outstanding; unlimited shares
authorized without par value)                                      $               12.45
                                                                   ----------------------
COMPONENTS OF NET ASSETS
Paid-in capital                                                    $         322,096,133
Accumulated net investment income                                              3,465,542
Accumulated net realized gain on investments
and foreign currency                                                           8,131,483
Net unrealized appreciation (depreciation) on:
Investments                                                                  (96,856,604)
Foreign currency                                                                   5,953
                                                                   ----------------------
Net assets                                                         $         236,842,507
                                                                   ----------------------


See accompanying Notes to Financial Statements.


                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND


STATEMENT OF OPERATIONS For the Year Ended October 31, 2002
----------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends (net of foreign taxes withheld of $746,024)               $          7,282,542
Interest                                                                          50,651
Interest from securities lending                                                  69,099
                                                                    ---------------------
Total income                                                                   7,402,292
                                                                    ---------------------
EXPENSES
Advisory fees (Note 3)                                                         3,049,869
Administration fees (Note 3)                                                     146,733
Custody fees                                                                     133,481
Transfer agent fees                                                               46,285
Accounting fees                                                                   42,615
Auditing fees                                                                     33,000
Printing                                                                          52,739
Registration expense                                                              31,449
Trustee fees                                                                      12,299
Legal fees                                                                        26,082
Miscellaneous                                                                     12,887
Insurance expense                                                                  3,908
                                                                    ---------------------
Total expenses                                                                 3,591,347
Add: Expenses recouped                                             $              69,633
                                                                    ---------------------
Net expenses                                                                   3,660,980
                                                                    ---------------------
Net investment income                                                          3,741,312
                                                                    ---------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS Net realized gain (loss)
on:
    Investments                                                                8,176,434
    Foreign currency transactions                                                (44,705)
                                                                    ---------------------
Net realized gain                                                              8,131,729
                                                                    ---------------------
Net unrealized depreciation on:
    Investments                                                              (43,959,307)
    Foreign currency transactions                                                 (1,816)
                                                                    ---------------------
Net unrealized depreciation                                                  (43,961,123)
                                                                    ---------------------
Net realized and unrealized loss on investments and foreign currency         (35,829,394)
                                                                    ---------------------
Net decrease in net assets resulting from operations                $        (32,088,082)
                                                                    ---------------------

See accompanying Notes to Financial Statements.

                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND


STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------------------------------------
                                                                           Year Ended                Year Ended
                                                                        October 31, 2002          October 31, 2001
                                                                      ----------------------------------------------
--------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income                                                 $         3,741,312       $         4,456,289
Net realized gain (loss) on:
    Investments                                                                 8,176,434                14,932,734
    Foreign currency transactions                                                 (44,705)                 (206,550)
Net unrealized appreciation (depreciation) on:
Investments                                                                   (43,959,307)              (70,799,582)
Foreign currency                                                                   (1,816)                   50,109
                                                                      --------------------      --------------------
Net decrease in net assets resulting from operations                          (32,088,082)              (51,567,000)
                                                                      --------------------      --------------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income                                                     (4,564,895)               (4,744,355)
From net realized gains                                                       (14,933,583)              (63,201,850)
                                                                      --------------------      --------------------
Decrease in net assets from distribuitions                                    (19,498,478)              (67,946,205)
                                                                      --------------------      --------------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold                                                     226,633,940               139,562,733
Net asset value of shares issued on reinvestment of distributions              19,161,021                61,793,690
Cost of shares redeemed                                                      (257,214,702)             (108,519,303)
                                                                      --------------------      --------------------
Net increase (decrease) from capital share transactions                       (11,419,741)               92,837,120
                                                                      --------------------      --------------------
Total decrease in net assets                                                  (63,006,301)              (26,676,085)
NET ASSETS
Beginning of year                                                             299,848,808               326,524,893
                                                                      --------------------      --------------------
End of year                                                           $       236,842,507       $       299,848,808
                                                                      --------------------      --------------------
CAPITAL SHARE ACTIVITY
Shares sold                                                                    15,753,312                 7,775,680
Shares issued on reinvestment of distributions                                  1,310,604                 3,687,647
Shares redeemed                                                               (17,877,833)               (6,243,463)
                                                                      --------------------      --------------------
Net increase (decrease) in shares outstanding                                    (813,917)                5,219,864
                                                                      --------------------      --------------------


See accompanying Notes to Financial Statements.

For a capital share outstanding throughout each year
--------------------------------------------------------------------------------

                                                                       Year Ended October 31,
                                                   ---------------------------------------------------------------
                                                      2002           2001         2000         1999        1998
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                     $ 15.12      $ 22.34      $ 19.84      $ 16.22     $ 14.57
                                                   ------------    ---------    ---------    ---------    --------

 Income from investment operations:
Net investment income                                     0.19         0.22         0.34         0.20        0.21
Net realized and unrealized gain (loss)
 on investments                                          (1.89)       (2.77)        3.99         4.91        1.66
                                                   ------------    ---------    ---------    ---------    --------
 Total from investment operations                        (1.70)       (2.55)        4.33         5.11        1.87
                                                   ------------    ---------    ---------    ---------    --------

 Less distributions:
From net investment income                               (0.23)       (0.32)       (0.20)       (0.23)      (0.07)
From net realized gain                                   (0.74)       (4.35)       (1.63)       (1.26)      (0.15)
                                                   ------------    ---------    ---------    ---------    --------
Total distributions                                      (0.97)       (4.67)       (1.83)       (1.49)      (0.22)
                                                   ------------    ---------    ---------    ---------    --------
Net asset value, end of year                           $ 12.45      $ 15.12      $ 22.34      $ 19.84     $ 16.22
                                                   ============    =========    =========    =========    ========
Total return                                            (12.23)%     (14.76)%     22.84%       34.23%      13.01%

 Ratios/supplemental data:
Net assets, end of year (millions)                     $ 236.8      $ 299.8      $ 326.5      $ 235.1     $ 160.0

 Ratio of expenses to average net assets:
Before fees waived and expenses absorbed or recouped     1.18%        1.16%        1.18%        1.30%       1.37%
After fees waived and expenses absorbed or recouped      1.20%        1.20%        1.19%        1.20%       1.20%

 Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed or recouped     1.25%        1.39%        1.65%        1.09%       1.75%
After fees waived and expenses absorbed or recouped      1.23%        1.35%        1.64%        1.19%       1.92%
Portfolio turnover rate                                 44.61%       32.07%       42.03%       32.31%      50.08%



See accompanying Notes to Financial Statements.



                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND


NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

     The Brandes Institutional International Equity Fund (the "Fund") is a series of shares of beneficial interest of Brandes Investment Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The Fund began operations on January 2, 1997. The Fund invests its assets primarily in equity securities of foreign issuers with market capitalizations greater than $1 billion. The Fund seeks to achieve long-term capital appreciation.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

     A. Security Valuation. Securities traded on a national securities exchange are valued at the last reported sale price at the close of regular trading on each day the exchanges are open for trading. Securities traded on an exchange for which there have been no sales are valued at the mean between the bid and asked price. Securities for which quotations are not readily available are stated at their respective fair values as determined in good faith by the Board of Trustees.

          U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at the current market value (using the mean between the bid and asked price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board determines during such 60-day period that this amortized cost basis does not represent fair value. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

          Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund does not isolate that portion of the results of operations arising as a result of changes in the currency exchange rate from the fluctuations arising as a result of changes in the market prices of investments during the period.

          Interest income is translated at the exchange rates which existed at the dates the income was accrued. Exchange gains and losses related to interest income are included in interest income on the accompanying Statement of Operations.

     B. Repurchase Agreements. The Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with such other brokers or dealers that meet the credit guidelines established by the Board of Trustees. The Fund will always receive and maintain, as collateral, securities whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. To the extent that the term of any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral.

          If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

     C. Forward Foreign Currency Exchange Contracts. The Fund may utilize forward foreign currency exchange contracts ("forward contracts") under which it is obligated to exchange currencies at specific future dates.

     D. Security Transactions, Dividends and Distributions. Security transactions are accounted for on the trade date. The cost of securities owned on realized transactions is relieved on the specific identification basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     E. Federal Income Taxes. The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     F. Concentration of Risk. As of October 31, 2002, the Fund held a significant portion of its assets in foreign securities. Certain price and foreign exchange fluctuations as well as economic and political situations in the foreign jurisdictions could have an impact on the Fund's net assets. It is the Trust's policy to continuously monitor these off-balance sheet risks.

     G. Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

     H. Securities Lending. The Trust may temporarily loan securities to brokers, dealers or other financial institutions in exchange for a negotiated lender's fees. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned. The market value of securities loaned and related collateral at October 31, 2002 were $32,136,154 and $34,103,644, respectively.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     Brandes Investment Partners, L.L.C. (The "Advisor") provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space and certain administrative services, and provides certain personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. For the year ended October 31, 2002, the Fund incurred $3,049,869 in advisory fees.

     The Fund is responsible for its own operating expenses. The Advisor has agreed to limit the Fund's total operating expenses by reducing all or a portion of its fees and reimbursing the Fund for expenses, excluding interest, so that its ratio of expenses to average net assets will not exceed 1.20%. Any fee waived and/or any Fund expense absorbed by the Advisor pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, provided the aggregate amount of the Fund's current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses. At October 31, 2002, the cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund is $310,954. The Advisor may recapture $111,370 of the above amount no later than October 31, 2003 and $199,584 no later than October 31, 2004. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated. For the year ended October 31, 2002, the Fund reimbursed the Advisor $69,633.

     U.S. Bancorp Fund Services, LLC, (the "Administrator") acts as administrator for the Fund. The Administrator prepares various federal and state regulatory filings, prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives an annual fee at the rate of 0.05% of average daily net assets for the first $250 million in net assets, 0.04% of average daily net assets for the next $250 million in net assets and 0.03% in excess of $500 million of the Fund's average daily net assets, subject to a minimum of $40,000 per annum. For the year ended October 31, 2002 the Fund incurred $146,733 in such fees.

     Quasar Distributors LLC, (the "Distributor"), a registered broker-dealer, acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers of the Fund are also officers and/or Trustees of the Advisor, Administrator and Distributor.


NOTE 4 - PURCHASES AND SALES OF SECURITIES

     For the year ended October 31, 2002, the cost of purchases and the proceeds from sales of securities, excluding short-term investments, were $133,236,404 and $147,724,189, respectively.

NOTE 5 - DISTRIBUTION TO SHAREHOLDERS

As of October 31, 2002, the components of distributable earnings on a tax basis were as follows:

Cost of investments for tax purposes                 $        335,461,972
                                                     --------------------
Gross tax unrealized appreciation                    $          8,590,247
Gross tax unrealized depreciation                           (105,446,851)
                                                     --------------------
Net tax unrealized depreciation                      $       (96,856,604)
                                                     ====================
Undistributed ordinary income                        $          3,420,837
Undistributed long term gains                        $          8,176,188

The tax composition of dividends was as follows:

                                               Short Term          Short Term           Long Term            Long Term
  Ordinary Income           Income           Capital Gains       Capital Gains        Capital Gains        Capital Gains
       Total               Per Share             Total             Per Share              Total              Per Share
--------------------- -------------------- ------------------- ------------------- -------------------- --------------------
     $4,564,895              $0.23            $ 1,457,527            $ 0.07           $ 13,476,056            $ 0.67



                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND

TRUSTEE and Officer Information (Unaudited)

     The Board of Trustees is responsible for the overall management of the Trust's business. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, Administrator, Custodian and Transfer Agent. The Board of Trustees delegates the day-to-day operations of the Trust to its officers, subject to the Fund's investment objective and policies and to general supervision by the Board. The Statement of Additional Information includes additional information about the Trust's Trustees and is available, without charge, by calling 1-800-331-2979.

     The Trustees and officers of the Trust, their business addresses and principal occupations during the past five years are:

------------------------------ ---------------- ---------------- ------------------------------ ----------------------
                                                                  Principal Occupation During    Other Directorships
    Name Address, and Age       Position Held    Date Elected*           Past 5 Years              Held by Trustee
------------------------------ ---------------- ---------------- ------------------------------ ----------------------
"Non-interested" Trustees
------------------------------- --------------- ---------------- ------------------------------ ----------------------
DeWitt F. Bowman, C.F.A         Trustee            February      Principal, Pension             RREEF America REIT,
11988 El Camino Real, Suite                          1995        Investment Consulting, since   Inc.; Wilshire
500                                                              1994.  Interim Treasurer and   Target Funds, Inc.;
San Diego, CA 92130                                              Vice President for             Pacific Gas and
Age 71                                                           Investments - University of    Electric Nuclear
                                                                 California from 2000 to        Decommissioning
                                                                 2001. Formerly Chief
                                                                 Trust; PCG Private
                                                                 Investment Officer
                                                                 of the Equity Fund;
                                                                 Forward California
                                                                 Public Employees
                                                                 Funds. Retirement
                                                                 System (1989 to
                                                                 1994)
------------------------------- --------------- ---------------- ------------------------------ ----------------------
Gordon Clifford Broadhead       Trustee          December 1994   Retired.
11988 El Camino Real, Suite
500
San Diego, CA 92130
Age 78
------------------------------- --------------- ---------------- ------------------------------ ----------------------
W. Daniel Larsen                Trustee          December 1994   Retired.  Formerly General
11988 El Camino Real, Suite                                      Contractor (1951-1996).
500
San Diego, CA 92130
Age 75
------------------------------- --------------- ---------------- ------------------------------ ----------------------

------------------------------ ---------------- ---------------- ------------------------------ ----------------------
    Name Address, and Age       Position Held    Date Elected*    Principal Occupation During    Other Directorships
                                                                         Past 5 Years              Held by Trustee
------------------------------ ---------------- ---------------- ------------------------------ ----------------------
"Interested" Trustees** and Other Officers
------------------------------ ---------------- ---------------- ------------------------------ ----------------------
Charles H. Brandes  11988      Trustee           December 1994   Chairman of the Advisor.
El Camino Real, Suite 500
San Diego, CA 92130
Age 59
------------------------------ ---------------- ---------------- ------------------------------ ----------------------
Debra McGinty-Poteet 11988     Trustee and         June 2000     Director, Mutual Fund
El Camino Real, Suite 500      President                         Services of the Advisor.
San Diego, CA 92130                                              Formerly Chief Operating
Age 46                                                           Officer for North American
                                                                 Trust Company; Senior Vice
                                                                 President and Managing
                                                                 Director for Bank of America
                                                                 Funds Management.
------------------------------ ---------------- ---------------- ------------------------------ ----------------------
Gerald W. Wheeler              Secretary        September 2002   General Counsel of the
11988 El Camino Real, Suite                                      Advisor.
500
San Diego, CA 92130
Age 39
------------------------------ ---------------- ---------------- ------------------------------ ----------------------
Gary Iwamura                   Treasurer        September 1997   Finance Director of the
11988 El Camino Real, Suite                                      Advisor, Formerly Chief
500                                                              Administrative Officer,
San Diego, CA 92130                                              National Mutual Funds
Age 45                                                           Management; Chief Operating
                                                                 Officer, Axe-Houghton
                                                                 Management..
------------------------------ ---------------- ---------------- ------------------------------ ----------------------

*Trustees and officers of the Fund serve until their resignation, removal or retirement.

**"Interested persons" within the meaning as defined in the 1940 Act.


Report of Independent Auditors

To the Shareholders of Brandes Institutional
International Equity Fund and the
Board of Trustees of Brandes Investment Trust


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Brandes Institutional International Equity Fund (the Fund), (one of the portfolios constituting Brandes Investment Trust), as of October 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Brandes Institutional International Equity Fund as of October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.





Los Angeles, California
December 13, 2002




                                    BRANDES
                                INVESTMENT TRUST

                                    ADVISOR

                      Brandes Investment Partners, L.L.C.
                        11988 El Camino Real, Suite 500
                          San Diego, California 92191
                                  800.331.2979

                                  DISTRIBUTOR
                            Quasar Distributors, LLC
                       615 E. Michigan Street, 3rd Floor
                              Milwaukee, WI 53202

                                 TRANSFER AGENT
                           Investor Bank & Trust Co.
                        200 Clarendon Street, 16th Floor
                          Boston, Massachusetts 02116

                                    AUDITORS
                               Ernst & Young LLP
                           725 South Figueroa Street
                         Los Angeles, California 90017

                                 LEGAL COUNSEL
                     Paul, Hastings, Janofsky & Walker LLP
                      515 South Flower Street, 23rd Floor
                         Los Angeles, California 90071